SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                Date of Report (Date of earliest event reported):
                       November 4, 1996 (October 18, 1996)



                            FOCUS Enhancements, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                    1-11860                    04-3186320

(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)               File Number)               Identification
                                                                     Number)



 142 North Road, Sudbury, Massachusetts                                 01776
(Address of principal executive offices)                             (Zip Code)



       Registrant's telephone number, including area code: (508) 371-2000



               800 West Cummings Park, Woburn, Massachusetts 01801
                   (Former name or former address, if changed
                               since last report)



                                                        Total number of pages: 3

Item 1.  Changes in Control of Registrant

         Not Applicable

Item 2.  Acquisition or Disposition of Assets

         On October 18, 1996, FOCUS Enhancements, Inc., a Delaware corporation, ("FOCUS" or the "Company") consummated the acquisition of all of the capital stock of TView, Inc., a Delaware corporation ("TView"), pursuant to the terms and conditions set forth in the Agreement and Plan of Merger, dated as of September 30, 1996 (the "Agreement and Plan of Merger"), by and among FOCUS, TView and FOCUS Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of FOCUS.

         In consideration for the capital stock of TView, the Company paid to TView stockholders an aggregate of $2,000,000 in FOCUS common stock, $.01 par value per share, which aggregated 732,869 shares of such stock.

         The Agreement and Plan of Merger is contained in Item 7 hereto.

         The merger is being accounted for as a tax free reorganization under the provisions of Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended. Due to the amount of assets purchased as compared to the total assets of the Company, the transaction qualifies as the acquisition of a significant business under Regulation S-X of the Securities Act of 1933, as amended.

         In accordance with Regulation S-X, Rules 3.05 and 11.01, financial statements for the business being acquired along with the pro forma financial information showing the combined financial statements of the Company and TView are required to be filed with this report. However, it is currently impracticable to provide such financial information due to the unavailability of financial statements for TView.

         As a result of the foregoing, the Company undertakes to file the required financial statements along with the pro forma financial information within 60 days of the date of this report.

Item 3.  Bankruptcy or Receivership

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable

Item 5.  Other Events

         Not Applicable

Item 6.  Resignation of Registrant's Directors

         Not Applicable

Item 7.  Financial Statements and Exhibits

         (a) Financial statements of business acquired

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a) (4) of Form 8- K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date hereof.

         (b)  Pro forma financial information

         As of the date of this filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date hereof.

         (c)  Exhibits

         Exhibit 2 Agreement and Plan of Merger, dated as of September 30, 1996, by and among FOCUS Enhancements, Inc., a Delaware corporation, FOCUS Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of FOCUS, and TView, Inc., a Delaware corporation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FOCUS ENHANCEMENTS, INC.



                                              By: /s/ Jeremiah J. Cole, Jr.
                                                  Jeremiah J. Cole, Jr.
                                                  Vice President of Finance

Date:  November 4, 1996